2005 | First Midwest Bancorp

Acquisition of Bank Calumet, Inc.

Investor Presentation

December 13, 2005

Safe Harbor Statement

This presentation contains forward-looking statements regarding financial performance, business prospects, growth and operating strategies. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements as a result of known and unknown risks, uncertainties and other factors, including those identified in First Midwest's Form 10-K and other Securities and Exchange Commission filings, copies of which will be made available upon request. In addition, these forward-looking statements are also subject to the timing of the closing of the acquisition, the impact of mark-to-market adjustments required by purchase accounting and issues that may arise in connection with the integration of Bank Calumet, Inc., including the inability to achieve expected cost savings within the expected time frame, as well as market conditions that may impact the pricing of securities to be offered by the Company to finance the acquisition. Such information contained herein represents management's best judgment as of the date hereof based on information currently available. With the exception of fiscal year end information previously included in First Midwest's Form 10-Ks, the information contained herein is unaudited. First Midwest undertakes no duty to update the contents of this presentation.

Transaction Summary

Seller:	Bank Calumet, Inc.
Transaction Value:	$307 million
Consideration:	100% cash
Financing Plan:	Balanced combination of equity and fixed income accessed via capital markets and internal sources, with final mix dependent upon market conditions
Anticipated Closing:	March / April 2006
Required Approvals:	Bank Regulatory and Bank Calumet shareholders
Termination Fee:	$7.5 million
Closing Conditions:	Customary
Due Diligence:	Completed

Conservative Transaction Assumptions

Annual Cost Savings:	$5.3 million after-tax (represents 25% of Bank Calumet's after-tax operating expenses); 70% realized in 2006; 100% thereafter
Revenue Enhancements:	None assumed in modeling
Merger Related Costs:	$7.3 million after-tax (includes $0.7 million of FMBI integration expenses)
Financial Impact:	Nominally accretive to earnings in 2006, accretive $0.09 per diluted share in 2007.
Identifiable Intangibles:	Core deposit intangible of 3.2%
Other Fair Market Value Adjustments:	$6.5 million, net discount

Transaction Rationale

Expands First Midwest's Strong Suburban Chicago Presence

- Increases deposits in the market by nearly $1 billion or 21%; market share position improves from 12th to 11th in Chicago MSA
- Extends branch distribution network to Northwest Indiana, entering market ranked 3rd in Lake County with 12.6% market share
- Adds 29 locations, 27 in Indiana's 2nd largest county
- Creates 80 branch MSA distribution network, 6th largest

Financially Compelling

- Solid EPS accretion and IRR
- Opportunity to leverage significant cost savings and broader product lines
- High core deposit level (75%) and a low loan / deposit ratio (74%) offer balance sheet flexibility
- Increases trust assets under management by approximately $850 million or 33%, creates 7th largest Illinois-based bank asset manager

Complementary Business Philosophy

- Long tenured, well run and respected community bank
- Similar market and customer approach; complements existing southeastern Chicagoland presence


FMBI
Bank Calumet
Chicago

Chicago MSA

Rank	Institution	Branches	Deposits[(1)]	Market Share
1	JP Morgan Chase & Co. (NY)	348	$38,406,892	16.03%
2	LaSalle Bank Corporation (IL)	140	30,956,884	12.92
3	BMO Financial Group	194	23,500,697	9.81
4	Northern Trust Corp. (IL)	18	8,461,138	3.53
5	Fifth Third Bancorp (OH)	123	8,052,445	3.36
6	Royal Bank of Scotland Group	135	6,446,076	2.69
7	Wintrust Financial Corp. (IL)	55	6,019,266	2.51
8	MAF Bancorp Inc. (IL)	58	5,628,954	2.35
9	Corus Bankshares Inc. (IL)	14	5,500,178	2.29
10	Citigroup Inc. (NY)	51	5,441,103	2.27
11	**Pro Forma FMBI**	**80**	**5,434,824**	**2.27**
11	National City Corp. (OH)	64	4,528,348	1.89
12	**FMBI**	**51**	**4,494,338**	**1.88**
13	Bank of America Corp. (NC)	55	4,158,882	1.74
14	MB Financial Inc. (IL)	39	3,770,041	1.57
15	FBOP Corp. (IL)	25	2,824,188	1.18
38	**Bank Calumet**	**29**	**940,486**	**0.39**
	Total Chicago MSA	**2,990**	**239,666,690**	**100**

Source: SNL Financial, deposit data as of 6/30/05.
(1) Amounts expressed in thousands.

Bank Calumet Overview

- Privately held commercial bank established in 1933, headquartered in Hammond, Indiana
- Third largest bank in Lake County, Indiana
- $1.1 billion in assets, $0.9 billion in deposits, 29 branches and 350 FTE's
- Approximately $850 million in trust assets and 1,000 relationships, complementary to FMBI's trust business
- Strong deposit base and positive trends
  - Five year deposit growth of 22.1%
  - Deposit mix: 75% transactional deposits and 25% CD's
- Conservative balance sheet and risk profile
  - Solid asset quality
  - Diversified loan portfolio
  - Conservative securities portfolio

Source: SNL Financial. Data as of 9/30/05.

Lake County, Indiana

- 2nd largest Indiana county with 487,000 residents
- Southern Lake County: Higher growth Chicago suburban bedroom communities, strong housing permits. Represents:
  - 72% of locations
  - 66% of deposits
  - 29% growth
- Over 70% of branches located in higher growth areas
- Northern Lake County: Heavy industry area evolving into service economy; new expansion by medical, transportation and gaming industries. Represents:
  - 28% of locations
  - 33% of deposits
  - 11% growth

Lake County, IN

Rank	Institution	Branches	Deposits (1)	Market Share
1	JPMorgan Chase & Co. (NY)	25	$1,485,152	21.97
2	First Bancshares Inc. (IN)	24	900,790	13.33
3	**Bank Calumet**	**27**	**852,393**	**12.61**
4	BMO Financial Group	17	585,179	8.66
5	First Financial Bancorp. (OH)	8	558,746	8.27
6	CFS Bancorp Inc. (IN)	10	553,782	8.19
7	NorthWest Indiana Bancorp (IN)	8	484,394	7.17
8	Fifth Third Bancorp (OH)	11	379,155	5.61
9	National City Corp. (OH)	5	184,807	2.73
10	Standard Bancshares Inc. (IL)	5	139,032	2.06
	Total Lake County IN	**165**	**$6,759,260**	**100**

Source: SNL Financial and Bank Calumet.
(1) Dollar amounts expressed in thousands.

Transaction Multiples

Price as a Multiple of:	FMBI / Bank Calumet	Comparable Transactions[(1)]
LTM Earnings	20.3x	24.2x
Estimated Earnings	19.0x[(2)]	20.2x
Book Value	233%	273%
Tangible Book Value	236%	307%
Tangible Premium to Core Deposits	20.8%	24.7%

Note: FMBI / Bank Calumet multiples as of announcement.

- Median comparables for all nationwide bank transactions with deal value between $100 million and $500 million from January 1, 2003 through December 9, 2005.

(2) Projected Bank Calumet earnings based upon internal management estimates.

Contribution Analysis

($ in millions)	FMBI		Bank Calumet		Combined[1]
Total Assets	$7,201	87%	$1,116	13%	$8,317
Gross Loans	4,287	87%	669	13%	4,956
Total Deposits	5,226	85%	909	15%	6,135
Common Equity	536	80%	132	20%	668
LTM Earnings	104	87%	15	13%	119
Assets Under Management	$2,574	74%	$828	26%	$3,402
Branches	67	70%	29	30%	96

Source: SNL Financial. Data as of and for twelve months ended September 30, 2005.
(1) Does not reflect impact of purchase accounting or other deal adjustments at closing.

Balance Sheet Composition

($ in millions)

Loans

FMBI



Total: $4,287

Bank Calumet



Total: $669

Pro Forma FMBI



Total: $4,956

Deposits

FMBI



Total: $5,226

Bank Calumet



Total: $909

Pro Forma FMBI



Total: $6,135

Source: First Midwest SEC Form 10-Q and Bank Calumet internal data as of 9/30/05.

Conservative Balance Sheet

- **Excellent Deposit Base** – High level of low cost core deposits are underutilized at less than 75% average loan to deposit ratio:

	Bank Calumet	Peers[(1)]
Loans / Deposits	73.6%	95.0%
Trans. Accts. / Deposits	74.6%	14.5%
Time Deposits / Deposits	25.4%	47.7%

- **Superior Asset Quality** – Low risk business model has produced exceptional credit quality by all measures:

YTD as of 9/30/05	FMBI	Bank Calumet	Combined
NPAs / Total Assets	0.21%	0.37%	0.23%
NCOs / Avg Loans	0.21%	0.08%	0.19%
Reserves / NPAs	377%	169%	333%

Source: SNL Financial, data as of 9/30/05.

- Peer regulatory data as of 6/30/05 and includes private banks headquartered in Illinois, Indiana and Wisconsin with total assets between $800 million and $1.5 billion.

Pro Forma Earnings Impact

($ in millions after-tax)	Projected 2006	Projected 2007
Bank Calumet Earnings[1]	12	18
Cost Savings	4	6
Financing Cost[2]	(5)	(7)
Integration Costs	(1)	-
Other Adjustments[3]	(1)	(2)
Pro Forma Earnings Contribution	9	15
Impact to FMBI ($ per share)[2]		
Diluted EPS Accretion:		
GAAP Basis	$0.03	$0.09
Cash Basis [4]	$0.06	$0.12

Note: Pro forma estimates may differ materially from actual results due to changes in interest rates, market conditions, the final composition of Bank Calumet's assets and liabilities, transaction funding mix and other factors.

- Projected Bank Calumet earnings based upon internal management estimates and an assumed March 31, 2006 closing date.
- Assumes approximately $166 million in debt financing at a weighted cost of 5.9% and issuance of $150 million common equity, before estimated underwriting costs of 5.75%.
- Represents impact of core deposit premium amortization and accretion/amortization of fair value adjustments under purchase accounting.
- Excludes from diluted earnings per share the impact of core deposit intangible asset amortization and accretion/amortization of fair value adjustments under purchasing accounting.

Transaction Review

- Affords opportunity for contiguous expansion within Chicago MSA
- Well run franchise with strong market share and a solid core deposit base
- Ability to leverage what we do well
  - Operational efficiency
  - Dynamic sales process
  - Strong credit culture
- Lower risk integration and compatible business model
- Financially sound, creating value for shareholders

2005 First Midwest Bancorp

Q&A

Acquisition of Bank Calumet, Inc.

Investor Presentation

December 13, 2005

Appendix: Supplemental Information

Estimated Cost Savings and Merger Related Costs

- Transaction assumes 25% annual cost savings of $5.3 million, 70% realized in 2006.

Sources of Cost Savings	Amount (after-tax)
Compensation	$ 2.9
Benefit plans	0.8
General, administrative and other	1.6
Total	**$5.3M**

- Total merger-related costs of $7.3 million after-tax

Direct Merger Costs	Amount (after-tax)
Professional fees	$ 2.8
Severance and benefit related	2.7
Other merger expenses	1.1
Total	**$6.6M**
2006 Integration Expense(1)	**$0.7M**

(1) Represents non-recurring operational and data conversion costs.

Bank Calumet: Historical Income Statement

($ in millions)

	For the Year Ended				Nine Months Ended Sept. 30,	
	2001	2002	2003	2004	2004	2005
Net Interest Income	$31.6	$37.3	$37.6	$38.3	$28.5	$29.1
Total Provisions for Loss	1.5	1.8	2.3	1.0	0.8	0.7
Net Interest Income after Provision	30.1	35.6	35.3	37.3	27.8	28.4
Total Noninterest Income	8.2	9.0	11.7	13.6	10.0	11.1
Total Noninterest Expense	26.4	29.0	31.3	30.9	23.1	24.0
Gain / Loss on Securities	0.7	(1.3)	(0.0)	0.0	0.0	0.0
Pre-Tax Income	12.6	14.3	15.7	20.0	14.7	15.6
Income Taxes	3.1	3.8	4.3	5.7	4.2	4.3
Net Income	$9.5	$10.5	$11.4	$14.3	$10.5	$11.3

Source: SNL Financial and Bank Calumet reports.

Bank Calumet: Historical Balance Sheet

($ in millions)

Assets	2001	2002	2003	2004	9/30/2005
	At December 31,				
Total Cash & Securities	$364.1	$379.2	$419.4	$476.5	$386.7
Total Loans & Leases	533.6	609.6	629.3	649.4	668.6
Total Reserves	4.0	5.1	6.6	6.7	7.0
Net Loans & Leases	$529.6	$604.5	$622.7	$642.6	$661.6
Premises & Fixed Assets	18.2	18.3	20.1	21.0	22.4
OREO	0.7	0.6	0.2	0.1	0.4
Goodwill & Other Intangibles	2.7	2.4	2.2	1.9	1.8
Other Assets	28.3	28.7	33.6	35.0	40.1
Total Assets	$943.5	$1,033.7	$1,098.2	$1,177.1	$1,112.9
Liabilities & Common Equity					
Deposits	$769.3	$824.0	$864.5	$922.4	$909.0
Fed Funds & Reprch Agrmts	42.5	72.7	63.5	57.6	53.5
Total Other Borrowings	18.9	14.9	44.8	64.0	13.8
Other Liabilities	5.8	7.1	6.1	6.4	4.7
Total Liabilities	$836.5	$918.7	$978.9	$1,050.5	$981.0
Common Equity	107.0	115.0	119.3	126.6	131.9
Total Liabilities & Common Equity	$943.5	$1,033.7	$1,098.2	$1,177.1	$1,112.9

Source: SNL Financial and Bank Calumet reports.

Bank Calumet:
Historical Financial Performance

(data in %)

	For the Year Ended				Nine Months Ended Sept. 30,	
	2001	2002	2003	2004	2004	2005
Return on Average Assets	1.01	1.08	1.09	1.33	1.28	1.31
Return on Average Equity	9.2	9.6	9.4	11.7	11.4	11.9
Net Interest Margin (Non-FTE)	3.73	4.22	3.92	3.91	3.90	3.61
Efficiency Ratio (FTE)	62.9	59.8	60.8	56.9	58.5	59.3
Loans/Deposits	69.4	74.0	72.8	70.4	71.2	73.6
Tangible Equity/Tangible Assets	11.1	10.9	10.7	10.6	11.1	11.7
NPAs/Total Assets	0.23	0.32	0.17	0.35	0.38	0.34
Reserves/Loans	0.75	0.83	1.04	1.04	1.09	1.02
Reserves/NPAs	184	154	343	164	166	186
Net Charge Offs /Average Loans	0.23	0.12	0.13	0.13	0.08	0.09

Source: SNL Financial and Bank Calumet reports, data as of and for the nine months ended 9/30/05.